COLONIAL GOVERNMENT MONEY MARKET FUND

                Supplement to Prospectus dated December 27, 1996

Recently, the Fund's Trustees approved a name change for the Fund's Class D shares and eliminated the Class D share initial sales charge. The Fund's "Class D" shares have been renamed as "Class C" shares and any reference in the Fund's Prospectus to "Class D" shares is now a reference to "Class C" shares. Except as described below, the other features of Class D shares remain unchanged.

In connection with this change, the "Maximum Sales Charge" under Shareholder Transaction Expenses on Page 2 is deleted, "Maximum Initial Sales Charge Imposed on a Purchase" is reduced to 0.00%, and "Maximum Contingent Deferred Sales Charge" is increased to 1.00%. Purchases of $1,000,000 or more must be for Class A shares.

The Fund's Annual Operating Expenses and Example are revised as follows:

                                          Class C
 Management fee                              0.30%
12b-1 fees                                   0.40*
Other expenses                               0.40
                                             ----
Total operating expenses                     1.10%
                                             ====
* The Distributor has voluntarily agreed to waive a portion of the Class C share Rule 12b-1 distribution fee so that it will not exceed 0.15% annually. The Distributor may terminate the fee waiver at any time without shareholder approval. See "12b-1 Plans." Absent such fee waiver, the "12b-1 fees" would have been 1.00% and the "Total operating expenses" would have been 1.70%.

The Fund's Example, as it relates to cumulative expenses attributable to a hypothetical $1,000 investment in the Fund's Class C shares for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end, is revised as follows:

                              Class C
Period:               (6)                 (7)
1 year              $  21                $  11
3 years                35                   35
5 years                61                   61
10 years              134                  134
If the Distributor had not agreed to waive a portion of the Class C share distribution fee, amounts for Class C shares in the Example would be as follows:

                              Class C
Period:               (6)                 (7)
1 year              $  27                $  17
3 years                54                   54
5 years                92                   92
10 years              201                  201
(6)  Assumes redemption at period end.
(7)  Assumes no redemption.

The two paragraphs following the subcaption Class D Shares under the caption How to Buy Shares are revised in their entirety as follows:

Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee; the Distributor has voluntarily agreed to waive the distribution fee so that it does not exceed 0.15%. This waiver may be eliminated at any time without shareholder approval. Class C shares also are subject to a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.

The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.10% annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.15% annual distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.

Effective August 15, 1997, each Fund's Class C share exchange policy will be modified to permit only one "roundtrip" exchange per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.

MM-36/799D-0697                                                   July 1, 1997